UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 23, 2016

Date of Report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana		70508
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on April 11 and April 15, 2016, Stone Energy Corporation (the “Company”) entered into confidentiality agreements and commenced discussions with legal and financial advisors (the “Noteholder Advisors”) for a group of holders (the “Noteholders”) of the Company’s 1 3⁄4% Senior Convertible Notes due 2017 (the “2017 Notes”) and 7 1⁄2% Senior Notes due 2022 (the “2022 Notes” and, together with the 2017 Notes, the “Existing Notes”) regarding the possibility of a potential financing, recapitalization, material asset or equity sale outside of the ordinary course of business, reorganization and/or restructuring transaction for the Company. Subsequent to the dates of the execution of the confidentiality agreements and through mid-August, the Noteholder Advisors (i) conducted due diligence on the Company and (ii) engaged in discussions with the Company and its advisors.

The Company previously entered into confidentiality agreements with a group of Noteholders (the “Original Ad Hoc Group”) in May 2016 (the “Previous NDAs”) to discuss a potential transaction. The Company and the Original Ad Hoc Group did not reach an agreement and, on June 3, 2016, the Previous NDAs were terminated. On June 3, 2016, the Company filed a Current Report on Form 8-K describing the negotiations with the Original Ad Hoc Group and disclosing the material non-public information provided to the Original Ad Hoc Group.

On August 8, 2016, a group of Noteholders, including members of the Original Ad Hoc Group (the “Current Ad Hoc Group”), entered into new confidentiality agreements with the Company (the “Current NDAs”). Pursuant to the Current NDAs, a public disclosure of all material non-public information provided to the Current Ad Hoc Group (the “Cleansing Materials”) is required prior to 8:00 a.m. New York City time on August 23, 2016.

Following entry into the Current NDAs, the Company and the Current Ad Hoc Group engaged in negotiations with respect to a potential recapitalization and restructuring transaction with respect to the Existing Notes. On August 5, 2016, the board of directors of the Company authorized the Company to work with the Current Ad Hoc Group to implement a consensual de-leveraging transaction (the “Transaction”), and on August 8, 2016, the Company provided the Current Ad Hoc Group with a proposal regarding the Transaction (the “Initial Proposal”), which is attached as Exhibit 99.1 hereto. The Initial Proposal included certain projections and forecasts of the Company (the “Presentation Materials”). Subsequent to the Initial Proposal, the Company and the Current Ad Hoc Group (excluding one member of the Current Ad Hoc Group) each made additional proposals regarding the Transaction. On August 22, 2016, the Company received an extension to the Current NDAs from all but one member of the Current Ad Hoc Group. As a result, one of the Current NDAs has terminated without the Company and such member of the Current Ad Hoc Group reaching an agreement on the material terms of a proposed Transaction. The latest proposal by the Company dated August 21, 2016 (the “Company Proposal”), which is attached hereto as Exhibit 99.2, was in response to a proposal from the Current Ad Hoc Group (excluding such member with whom a Current NDA has terminated) dated August 19, 2016. Negotiations with the remaining members of the Current Ad Hoc Group remain ongoing with respect to a potential Transaction, although there can be no assurance that such negotiations will result in a Transaction. The Company continues to analyze various strategic alternatives to address its liquidity and capital structure, including strategic and refinancing alternatives, asset sales and a chapter 11 bankruptcy proceeding. For example, the Company has commenced negotiations to sell its Appalachian assets to a third party unrelated to any member of the Current Ad Hoc Group, although there can be no assurance that the Company’s negotiations will result in a sale. If a sale is concluded, the Company may use a portion of received sales proceeds in a potential Transaction.

The descriptions in this Form 8-K of the Transaction, the Initial Proposal, the Presentation Materials and the Company Proposal do not purport to be complete and are qualified in their entirety by reference to the complete text of the Initial Proposal, the Presentation Materials and the Company Proposal. The Initial Proposal, including the Presentation Materials, and the Company Proposal, which constitute the Cleansing Materials, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K.

The information in the Cleansing Materials is dependent upon assumptions with respect to commodity prices, production, development capital, exploration capital, operating expenses, availability and cost of capital and performance as set forth in the Cleansing Materials. Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or its representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s proposed restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

The information included in this Form 8-K under Item 7.01 and Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include the timing and extent of changes in commodity prices for oil and gas, operating risks, liquidity risks, including risks relating to the Company’s bank credit facility, the Company’s outstanding notes and any restructuring thereof, the Company’s ability to continue as a going concern, any potential chapter 11 bankruptcy proceeding, political and regulatory developments and legislation, including developments and legislation relating to the Company’s operations in the Gulf of Mexico and Appalachia, and other risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2016 and June 30, 2016, respectively, for more information. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in the forward-looking statements. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Stone Energy Corporation – Proposal dated August 8, 2016

99.2	Stone Energy Corporation – Proposal dated August 21, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: August 23, 2016	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Stone Energy Corporation – Proposal dated August 8, 2016

99.2	Stone Energy Corporation – Proposal dated August 21, 2016

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